EXHIBIT 10.1
EXECUTION COPY
AMENDMENT NO. 4
          AMENDMENT NO. 4 dated as of October 13, 2006 among The Shaw Group Inc. (the “Borrower”), the subsidiaries of the Borrower listed on the signature pages hereto as “Guarantors” and BNP Paribas, as administrative agent (in such capacity, the “Agent”) pursuant to authority granted by all of the Lenders.
          The Borrower, the “Guarantors” party thereto, the “Lenders” party thereto and the Agent are parties to a Credit Agreement dated as of April 25, 2005 (as amended by Amendment No. 1 dated as of October 3, 2005, Amendment No. 2 dated as of February 27, 2006 and Amendment No. 3 dated as of June 20, 2006, and as modified and supplemented and in effect from time to time, the “Credit Agreement”), providing, subject to the terms and conditions thereof, for extensions of credit (by means of loans and letters of credit) to be made by said lenders to the Borrower.
          The parties hereto wish to amend the Credit Agreement as hereinafter set forth and accordingly hereby agree as follows:
          Section 1. Definitions. Except as otherwise defined in this Amendment No. 4, terms defined in the Credit Agreement are used herein as defined therein.
          Section 2. Amendments. Subject to the satisfaction of the conditions precedent specified in Section 4 below, but effective as of the date hereof, the Credit Agreement shall be amended as follows:
          2.01. References Generally. References in the Credit Agreement (including references to the Credit Agreement as amended hereby) to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein” and “hereof”) shall be deemed to be references to the Credit Agreement as amended hereby.
          2.02. Definitions. Article I of the Credit Agreement shall be amended by amending the following definitions (to the extent already included in said Article I) and adding the following definitions in the appropriate alphabetical location (to the extent not already included in said Article I):
     “Aggregate Commitment” means $750,000,000 (before giving effect to any increase of the Aggregate Facility LC Commitment on the Amendment No. 4 Effective Date pursuant to Section 2.21), as reduced or increased from time to time pursuant to the terms hereof.

     “Aggregate Facility LC Commitment” means $750,000,000 (before giving effect to any increase of the Aggregate Facility LC Commitment on the Amendment No. 4 Effective Date pursuant to Section 2.21), as reduced or increased from time to time pursuant to the terms hereof.
     “Aggregate Revolving Credit and Financial LC Commitment” means (a) through and including November 30, 2007, $525,000,000 and (b) after November 30, 2007, $425,000,000.
     “Aggregate Revolving Credit Commitment” means (a) through and including November 30, 2007, $525,000,000 and (b) after November 30, 2007, $425,000,000.
     “Amendment No. 4” means Amendment No. 4, dated as of October ___, 2006, to this Agreement.
     “Amendment No. 4 Effective Date” means the date that the amendments to this Agreement set forth in Amendment No. 4 become effective.
     “Consolidated Fixed Charges Ratio” means for any Calculation Period, the ratio of (a) (i) Shaw EBITDA for such Calculation Period less (ii) Non-Financed Capital Expenditures plus (iii) the Net Cash Proceeds from the sale of any asset and which is allocated to any such asset as part of such sale, which would be classified as a fixed or capital asset on a consolidated balance sheet of the Consolidated Group prepared in accordance with Agreement Accounting Principles but excluding those expenditures incurred to replace assets lost due to casualty or condemnation, provided that the proceeds from insurance or condemnation are used to pay therefor; to (b) the sum of (i) Consolidated Interest Expense excluding any amortization of financing fees, amortization of discounts and other interest expenses not paid in cash, (ii) mandatory scheduled principal payments on any Indebtedness (other than principal due upon the Facility Termination Date and amounts to be paid in connection with the tender for the Borrower’s notes evidencing its term debt), (iii) taxes paid in cash and determined, directly or indirectly, by the income of the Borrower or any Person in the Consolidated Group, and (iv) any reimbursement payments made in respect of disbursements under the Excluded SPV Letters of Credit (but without double-counting of any such payments and amounts referred to in any of the preceding clauses (i), (ii) and (iii)).
     “Consolidated Group” means the Borrower, its Subsidiaries and all other Persons (other than the Excluded SPV) treated as if they were Subsidiaries of the Borrower for purposes of preparing consolidated financial statements of the Borrower in accordance with Agreement Accounting Principles, including those Persons required to be consolidated by reason of FIN 46.

     “Consolidated Net Income” means, with reference to any period, the net income (or loss) of the Consolidated Group calculated according to Agreement Accounting Principles on a consolidated basis for such period, excluding any such net income attributable to any Investment in any Person (including the Excluded SPV) that is not a Subsidiary except to the extent of cash distributions from such Person (including the Excluded SPV) to the Borrower or its Subsidiaries.
     “Excluded SPV” means Nuclear Energy Holdings, L.L.C., a Delaware limited liability company, which is a special purpose vehicle created for the sole purpose of making the Westinghouse Investments and engaging in certain transactions related thereto.
     “Excluded SPV Letters of Credit” has the meaning specified in Section 6.30.
     “Excluded SPV Notes” has the meaning specified in Section 6.30.
     “Lender Addendum” means a Lender Addendum, substantially in the form of Exhibit 2.21 to Amendment No. 4, pursuant to which an existing Lender at such time shall have increased its Commitments or a Person shall have become a Lender and undertaken new Commitments at such time.
     “Performance Letter of Credit” means a Letter of Credit qualifying as a “performance-based standby letter of credit” under 12 CFR Part 3, Appendix A, Section 3(b)(2)(i) or as a “commercial letter of credit” or other short-term self liquidating instrument used to finance the movement of goods that are collateralized by the underlying shipment under 12 CFR Part 3, Appendix A, Section 3(b)(3), or in each case under any successor U.S. Comptroller of the Currency regulation.
     “Revolving Credit Commitment” means, for each Lender, the obligation of such Lender to make Revolving Credit Loans, other than Swing Line Loans, to Borrower in an aggregate amount not exceeding its Facility LC Commitment, as modified from time to time pursuant to the terms hereof.
     “Subsidiary” of a Person means (i) any corporation (other than the Excluded SPV) more than 50% of the outstanding securities having ordinary voting power of which shall at the time be owned or controlled, directly or indirectly, by such Person or by one or more of its Subsidiaries or by such Person and one or more of its Subsidiaries, or (ii) any partnership, limited liability company, association, joint venture or similar business organization (other than the Excluded SPV) more than 50% of the ownership interests having ordinary voting power of which shall at the time be so owned or controlled. Unless otherwise expressly provided, all references herein to a “Subsidiary” shall mean a Subsidiary of the Borrower. Without limiting the foregoing provisions of this definition, no Person shall be deemed to be a Subsidiary of the Borrower solely by reason of FIN 46.

     “Supplemental Credit Facility” means any revolving credit facility, term loan facility, letter of credit facility and/or any combination of any of the foregoing entered into by the Borrower (other than any such facility entered into as permitted by Section 6.20(b) hereof); provided that (i) no such facility shall contain any covenant, representation, warranty, event of default, mandatory prepayment provision or any other measure of financial performance that is not included in this Agreement or that would be more onerous or restrictive on the Borrower or its Subsidiaries than the analogous provision contained in this Agreement and (ii) no such facility shall require the Borrower to make any regularly scheduled prepayment or amortization or require a reduction of the commitments under such facility prior to the Facility Termination Date. For purposes hereof, the amount of any Supplemental Credit Facility shall be the higher of the aggregate amount of extensions thereunder and the aggregate amount of the commitments to provide extensions thereunder.
     “Westinghouse Entities” means (a) Toshiba Nuclear Holdings (US) Inc., a Delaware corporation, and (b) Toshiba Nuclear Holdings (UK) Limited, an English company.
     “Westinghouse Investments” means the acquisition of up to 20.0% of the issued and outstanding capital stock of each Westinghouse Entity.
     “Wholly-Owned Subsidiary” of a Person means (i) any Subsidiary all of the outstanding voting securities (excluding directors’ qualifying shares) of which shall at the time be owned or controlled, directly or indirectly, by such Person or one or more Wholly-Owned Subsidiaries of such Person, or by such Person and one or more Wholly-Owned Subsidiaries of such Person, or (ii) any partnership, limited liability company, association, joint venture or similar business organization (other than the Excluded SPV) 100% of the ownership interests having ordinary voting power of which shall at the time be so owned or controlled.
          2.03. Increase of the Commitments. Section 2.21(a) of the Credit Agreement shall be amended to read as follows:
     “(a) Subject to Section 2.21(b) below, the amount of the Aggregate Facility LC Commitment may be increased by an amount measured from the Amendment No. 4 Effective Date not to exceed the difference of (x) $250,000,000 minus (y) the aggregate amount of all Supplemental Credit Facilities permitted by Section 6.11(p), at the request of the Borrower from time to time as follows: (i) the Borrower shall designate one or more financial institutions acceptable to the Administrative Agent (which acceptance will not be unreasonably withheld), to assume Facility LC Commitments in an aggregate amount equal to the amount of such increase and (ii) on the date that such increase becomes effective, Revolving Credit Loans shall be repaid and/or borrowed to the extent necessary such that they shall be held by the Lenders ratably in proportion to their respective Pro Rata Shares (determined after giving effect to such designations). In the event of the designation by the Borrower of a financial institution pursuant to clause (i) of the preceding sentence (each financial institution being so designated being referred to herein as an “Assuming Lender”), and subject to the execution and delivery to the Administrative Agent by the Borrower and such Assuming Lender of documentation satisfactory to the Administrative Agent in its reasonable discretion to effect such designation: (x) such Assuming Lender shall become (or, if such Assuming Lender was theretofore a Lender shall continue as) a Lender having a Facility LC Commitment equal to the amount of such increase allocated to such Assuming Lender in such designation (plus, if such Assuming Lender was theretofore a Lender, the amount of the Facility LC Commitment held by such Assuming Lender immediately prior to such designation) and (y) the participations in outstanding Letters of Credit and Reimbursement Obligations shall thereupon automatically and without further action be re-allocated all to the extent necessary such that the participations in such Letters of Credit and Reimbursement Obligations shall be held by the Lenders ratably in proportion to their respective Pro Rata Shares (determined after giving effect to such designations). In no event shall any Lender be required to become an Assuming Lender.”
          2.04. Indebtedness. A new Section 6.11(p) shall be inserted in the Credit Agreement reading as follows:
     “(p) Indebtedness under Supplemental Credit Facilities, provided that the aggregate amount of all Supplemental Credit Facilities shall not exceed the difference of (x) $250,000,000 minus (y) the aggregate amount by which the Aggregate Facility LC Commitments have been increased pursuant to Section 2.21 on or following the Amendment No. 4 Effective Date.”
          2.05. Investments and Acquisitions. A new Section 6.14(l) shall be inserted in the Credit Agreement reading as follows:
     “(l) Investments in the capital stock of the Excluded SPV, the Excluded SPV Letters of Credit and any reimbursement payments made in respect of disbursements under the Excluded SPV Letters of Credit.”
          2.06. Liens. A new Section 6.15(i) shall be inserted in the Credit Agreement reading as follows:
     “(i) Liens securing obligations under Supplemental Credit Facilities permitted by Section 6.11(p) on assets constituting collateral security under the Collateral Documents; provided that (x) such Liens shall rank pari passu in priority with the Liens created by the Collateral Documents pursuant to an intercreditor agreement reasonably satisfactory to the Agent (and as to which the Required Lenders have not objected in writing after having had not less than 10 days to review the same) and (y) (subject to Section 2.2(c), if no extensions of credit are outstanding under any Supplemental Credit Facilities secured by Liens permitted by this paragraph (i)) the sum of the aggregate amount of all extensions of credit outstanding under Supplemental Credit Facilities plus the Aggregate Outstanding Credit Exposure (which for purposes of this paragraph (i) shall be deemed reduced by 50% of the aggregate undrawn stated amount under all Performance Letters of Credit at the time of determination) shall not exceed the Borrowing Base at any time during any Restricted Period.”
          2.07. Letters of Credit. Section 6.20 of the Credit Agreement shall be amended to read as follows:
     “Section 6.20 Letters of Credit. The Borrower will not, nor will it permit any Subsidiary to, apply for or become liable upon or in respect of any Letter of Credit other than (a) Facility LCs, (b) Performance Letters of Credit in an aggregate amount (excluding Facility LCs) not to exceed $150,000,000 in the aggregate for Borrower and its Subsidiaries provided that the account party’s reimbursement obligations with respect to such Letters of Credit (other than Facility LCs issued hereunder) are unsecured and (c) Letters of Credit issued under Supplemental Credit Facilities.”
          2.08. Financial Covenants. Section 6.22.1 of the Credit Agreement shall be amended to read as follows:
     “6.22.1 Leverage Ratio. Borrower will not permit the Leverage Ratio to exceed (i) 2.75 to 1.00 as of the last day of any of its fiscal quarters ending prior to August 31, 2007; and (ii) 2.50 to 1.00 as of the last day of any of its fiscal quarters ending on or after August 31, 2007.”
          2.09. Financial Covenants. Section 6.22.2 of the Credit Agreement shall be amended to read as follows:
     “6.22.2 Consolidated Fixed Charge Coverage Ratio. Borrower will not permit the Consolidated Fixed Charges Ratio to be less than (i) 2.25 to 1.00 as of the last day of any of its fiscal quarters ending on or prior to the date 18 months after the Amendment No. 4 Effective Date; and (ii) 2.50 to 1.00 as of the last day of any of its fiscal quarters ending thereafter.”
          2.10. Name, Fiscal Year and Accounting Method. Section 6.26 of the Credit Agreement shall be amended to read as follows:
     “6.26 Name, Fiscal Year and Accounting Method. The Borrower shall not, and shall not permit any of its Subsidiaries to, change its name, fiscal year or method of accounting except as required by Agreement Accounting Principles; provided, however, that (a) any of the Borrower and its Subsidiaries may change its name if the Borrower has given the Agent 30 days prior written notice of such name change and taken such action as Agent deems reasonably necessary to continue the perfection of the Liens securing payment of the Secured Obligations and(b) the Borrower may change its fiscal year on a single occasion if the Borrower has given the Agent 30 days prior written notice of such change.”
          2.11. Excluded SPV. A new Section 6.30 shall be inserted in the Credit Agreement reading as follows:
     “6.30 Excluded SPV.
     (a) Notwithstanding anything to the contrary contained in this Agreement, the Borrower shall not permit the Excluded SPV to engage in any business or activity, other than making the Westinghouse Investments and issuing notes, the proceeds of which shall be used to make the Westinghouse Investments (the “Excluded SPV Notes”).
     (b) Notwithstanding anything to the contrary contained in this Agreement, the Borrower shall not, and shall not permit any Subsidiary to, make any Investment in the Excluded SPV or incur any Indebtedness or provide other credit support for the direct or indirect benefit of the Excluded SPV (including any direct or indirect guarantee or other credit support of any Indebtedness of the Excluded SPV), other than (i) causing revolving Financial Letters of Credit to be issued under this Agreement in a maximum amount for the Excluded SPV at any time not to exceed $175,000,000 to provide for payments of principal of and interest on the Excluded SPV Notes (the “Excluded SPV Letters of Credit”), (ii) an equity Investment not to exceed $35,000,000 in the Excluded SPV and (iii) the payment of certain transaction costs and expenses not to exceed $25,000,000 in the aggregate for the Excluded SPV, relating to the formation of the Excluded SPV, the issuance of the Excluded SPV Notes and the making of the Westinghouse Investments.
     (c) The Borrower shall cause to be inserted into the indenture or similar instrument governing the Excluded SPV Notes no later than the time the same are issued a provision reasonably satisfactory to the Agent in form and substance substantially to the effect of Section 15.8 hereof, but with such changes as shall be necessary to constitute such provision an acknowledgement by the holders of the Excluded SPV Notes that neither the Borrower nor any of the Guarantors shall have any liability with respect to the Excluded SPV Notes.”
          2.12. Execution of Collateral Documents. Section 10.15 of the Credit Agreement shall be amended by inserting at the end thereof a new sentence to read as follows:
     “Notwithstanding anything to the contrary contained in this Agreement, the Agent is hereby empowered and authorized to execute and deliver, on behalf of the Lenders, any intercreditor agreement reasonably satisfactory to the Required Lenders pursuant to Section 6.15(i).”

          2.13. Separateness of Excluded SPV. A new Section 15.8 shall be inserted in the Credit Agreement reading as follows:
     “15.8 Separateness of Excluded SPV. The Lenders acknowledge (i) the separateness of the Excluded SPV from other Persons, (ii) that each holder of the Excluded SPV Notes has likely purchased the Excluded SPV Notes in reliance upon the separateness of the Excluded SPV from other Persons, (iii) that the Excluded SPV has assets and liabilities that are separate from those of other Persons, (iv) that the obligations of the Borrower and the Guarantors under the Loan Documents, and any certificate, notice, instrument or document delivered pursuant thereto (A) do not constitute a debt or obligation of the Excluded SPV and (B) have not been guaranteed by the Excluded SPV, and (v) that the Excluded SPV shall not be personally liable to the Lenders for any amounts payable or any liability under any Loan Document or and any certificate, notice, instrument or document delivered pursuant thereto.”
          Section 3. Representations and Warranties. The Borrower represents and warrants to the Lenders that the representations and warranties set forth in Article V of the Credit Agreement are true and correct on the date hereof as if made on and as of the date hereof (except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty shall have been true and correct on and as of such earlier date) and as if each reference in said Article V to “this Agreement” included reference to this Amendment No. 4.
          Section 4. Conditions Precedent. The amendments set forth in Section 2 hereof shall become effective, as of the date hereof, upon:
     (i) the execution and delivery of counterparts of this Amendment No. 4 by the Borrower, the Guarantors and the Agent pursuant to authority granted by all of the Lenders (and the Borrower and each Guarantor, by its execution and delivery of this Amendment No. 4, each hereby confirms and ratifies all of its respective obligations under the Guaranty, the Security Agreement and the Subordination Agreement with respect to the amendments effected hereby),
     (ii) the Borrower furnishing the following to the Agent each in form and substance satisfactory to the Agent and with sufficient copies for the Lenders, where appropriate, executed by the relevant Person:
     (a) a copy, certified by the Secretary or Assistant Secretary of the Borrower, of its by-laws,
     (b) a copy, certified by the Secretary or Assistant Secretary of the Borrower, along with a certificate of good standing and existence from the Secretary of State of the State of Louisiana, of resolutions of its board of directors authorizing the execution of this Amendment No. 4,

     (c) an incumbency certificate, executed by the Secretary or Assistant Secretary of the Borrower which shall identify by name and title and bear the signatures of the Authorized Officers and any other officers or managers of the Borrower authorized to sign this Amendment No. 4, upon which certificates the Agent and the Lenders shall be entitled to rely until informed of any change in writing by the Borrower, and
     (d) a written opinion or opinions of counsel to the Borrower and the Guarantors, addressed to the Lenders and covering such matters as may be required by Agent, in form and substance reasonably satisfactory to the Agent, and a copy of a written opinion of counsel to the Borrower, addressed to the Borrower, to the effect the Excluded SPV will not be consolidated with the Borrower or any Guarantor in a case brought under Title 11 of the United States Code in which the Excluded Subsidiary, the Borrower or any Guarantor is the subject.
     (iii) the Borrower furnishing to the Agent each in form and substance satisfactory to the Agent, and with sufficient copies for the Lenders, a bring-down certificate executed by the Secretary or Assistant Secretary of each Guarantor, certifying that: (a) the organizational and operative documents of such Guarantor certified and delivered as of April 25, 2005 have not been amended, rescinded or otherwise changed and remain in full force and effect, (b) the incumbency certificate of such Guarantor certified and delivered as of April 25, 2005 has not been amended, rescinded or otherwise changed, and each signatory thereto remains an Authorized Officer of such Guarantor and is authorized to sign this Amendment No. 4, (c) to the best knowledge of such Secretary or Assistant Secretary, the good standing certificates delivered by such Guarantor in connection with the closing of the Credit Agreement on April 25, 2005 or the closing of Amendment No. 2 on February 27, 2006, as the case may be, remain true, accurate and correct and that such Secretary or Assistant Secretary has no knowledge to the contrary thereof and (d) that the copies of the resolutions of the respective boards of directors, members or managers or any other governing body authorizing the execution of this Amendment No. 4, as attached to such certificate, are true, accurate and correct and remain in full force and effect,
     (iv) the Borrower furnishing to the Agent (a) copies of the commercial agreements to be entered into between the Borrower and/or any of its Subsidiaries, on the one hand, and the Westinghouse Entities (such term and any other capitalized term used in this paragraph that is not defined herein or in the Credit Agreement having the meanings in this paragraph assigned to them in the Credit Agreement as contemplated to be amended by this Amendment No. 4) and/or any of Subsidiaries of either Westinghouse Entity, on the other hand, which shall be reasonably satisfactory to the Agent, (b) a copy of the offering materials for the Excluded SPV Notes, which shall be reasonably satisfactory to the Agent and (c) evidence that the Westinghouse Investments shall have been (or shall be simultaneously) made and the Excluded SPV Notes shall have been (or shall be simultaneously) issued, in each case referred to in this clause (c) in accordance with definitive documentation in form and substance reasonably satisfactory to the Administrative Agent, and
     (v) the Agent receiving evidence of the payment by the Borrower of all fees payable to the Lenders that the Borrower has agreed to pay in connection with this Amendment No. 4 (including a consent fee payable to each Lender equal to 0.125% (12.5 basis points) of such Lender’s Facility LC Commitment).
          Section 5. Miscellaneous. Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect. This Amendment No. 4 may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment No. 4 by signing any such counterpart. This Amendment No. 4 shall be governed by, and construed in accordance with, the law of the State of New York.
[Remainder of page intentionally blank]

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 4 to be duly executed and delivered as of the day and year first above written.

THE SHAW GROUP INC.
By:
Robert L. Belk
Executive Vice President and Chief Financial Officer

GUARANTORS:

WHIPPANY VENTURE I, L.L.C
HYDRO POWER SOLUTIONS LLC

By:
Robert L. Belk
Executive Vice President

SHAW CONSTRUCTORS, INC.

By:

Ronnie Volentine
President

STONE & WEBSTER MICHIGAN, INC.

By:

Gary P. Graphia
Vice President and Secretary

SO-GLEN GAS CO., LLC
by its sole member,
EMCON/OWT, Inc.

By:

Robert L. Belk
Executive Vice President, Assistant Treasurer and Assistant Chief Financial Officer

EMCON/OWT, INC.

By:

Robert L. Belk
Executive Vice President, Assistant Treasurer and Assistant Chief Financial Officer

GUARANTORS (continued)

AMERICAN PLASTIC PIPE AND
SUPPLY, L.L.C.
B.F. SHAW, INC.
C.B.P. ENGINEERING CORP.
EDS EQUIPMENT COMPANY, LLC
EDS PUERTO RICO, INC.
ENVIROGEN, INC.
FIELD SERVICES, INC.
LFG SPECIALTIES, L.L.C.
MWR, INC.
PROSPECT INDUSTRIES (HOLDINGS), INC.
SHAW	ALLOY PIPING PRODUCTS, INC.
SHAW	BENECO, INC.
SHAW	COASTAL, INC.
SHAW	CONNEX, INC.
SHAW	E & I INVESTMENT HOLDINGS, INC.
SHAW	EUROPE, INC.
SHAW	ENERGY DELIVERY SERVICES, INC.
SHAW	ENVIRONMENTAL, INC.
SHAW	ENVIRONMENTAL &
INFRASTRUCTURE, INC.
SHAW	ENVIRONMENTAL &
INFRASTRUCTURE MASSACHUSETTS, INC.
SHAW ENVIRONMENTAL
INTERNATIONAL, INC.
SHAW	FABRICATORS, INC.
SHAW	FACILITIES, INC.
SHAW	FIELD SERVICES, INC.
SHAW	FT. LEONARD WOOD HOUSING, L.L.C.
SHAW	GLOBAL ENERGY SERVICES, INC.
SHAW	GRP OF CALIFORNIA
SHAW	INDUSTRIAL SUPPLY CO., INC.
SHAW	INFRASTRUCTURE, INC.
SHAW	INTELLECTUAL PROPERTY
HOLDINGS, INC.
SHAW	INTERNATIONAL, INC.
SHAW	JV HOLDINGS, L.L.C.
SHAW	LITTLE ROCK HOUSING, L.L.C.
SHAW	LIQUID SOLUTIONS LLC
SHAW	MAINTENANCE, INC.
SHAW	POWER SERVICES GROUP, L.L.C.
SHAW	PROJECT SERVICES GROUP, INC.
SHAW	TRANSMISSION & DISTRIBUTION
SERVICES, INC.

By:

Robert L. Belk
Executive Vice President and Treasurer

GUARANTORS (continued)

SHAW WASTE SOLUTIONS, LLC

By:
Robert L. Belk
Executive Vice President and Chief Financial Officer

STONE & WEBSTER — JSC MANAGEMENT CONSULTANTS, INC.

By:

Robert L. Belk
Executive Vice President, Senior Vice President and Treasurer

BADGER TECHNOLOGIES, L.L.C.
BADGER TECHNOLOGY HOLDINGS, L.LC.
PIKE PROPERTIES I, INC.
PIKE PROPERTIES II, INC.
SHAW GLOBAL, L.L.C.

By:

Robert L. Belk
Vice President and Treasurer

S C WOODS, L.L.C.
by its sole member,
Stone & Webster, Inc.

By:

Robert L. Belk
Executive Vice President and Treasurer

GUARANTORS (continued)

INTERNATIONAL CONSULTANTS, L.L.C.
SHAW	BEALE HOUSING, L.L.C.
SHAW	CAPITAL, INC.
SHAW	CAPITAL (NEVADA), INC.
SHAW	CENTCOM SERVICES, L.L.C.
SHAW	HANSCOM HOUSING, L.L.C.
SHAW	HOME LOUISIANA, INC.
SHAW	MANAGED SERVICES, INC.
SHAW	MANAGEMENT SERVICES
ONE, INC.
SHAW	MORGAN CITY TERMINAL, INC.
SHAW	NAPTECH, INC.
SHAW	POWER DELIVERY SYSTEMS, INC.
SHAW	POWER SERVICES, INC.
SHAW	PROCESS AND INDUSTRIAL
GROUP, INC.
SHAW	PROCESS FABRICATORS, INC.
SHAW	PROPERTY HOLDINGS, INC.
SHAW	SERVICES, L.L.C.
SHAW	SSS FABRICATORS, INC.
SHAW	SUNLAND FABRICATORS, INC.
SHAW	TULSA FABRICATORS, INC.
STONE & WEBSTER ASIA, INC.
STONE & WEBSTER HOLDING ONE, INC.
STONE & WEBSTER HOLDING TWO, INC.
STONE & WEBSTER, INC.
STONE & WEBSTER INTERNATIONAL, INC.
STONE & WEBSTER INTERNATIONAL HOLDINGS, INC.
STONE & WEBSTER MASSACHUSETTS, INC.
STONE & WEBSTER PROCESS
TECHNOLOGY, INC.
STONE & WEBSTER MANAGEMENT
CONSULTANTS, INC.
STONE & WEBSTER SERVICES, L.L.C.

By:

Robert L. Belk
Executive Vice President and Treasurer

GUARANTORS (continued)

STONE & WEBSTER CONSTRUCTION, INC.

By:

Robert L. Belk
President and Executive Vice President

ARLINGTON AVENUE E VENTURE, LLC
CAMDEN ROAD VENTURE, LLC
GREAT SOUTHWEST PARKWAY
VENTURE, LLC

By:

T.A. Barfield, Jr.
President

STONE & WEBSTER CONSTRUCTION SERVICES, L.L.C.

By:

Robert L. Belk
President and Executive Vice President

SHAW INTERNATIONAL MANAGEMENT SERVICES ONE, INC
SHAW INTERNATIONAL MANAGEMENT SERVICES TWO, INC.
SHAW NORTHEAST HOUSING, L.L.C.
SHAW NORTHWEST HOUSING, L.L.C.
SHAW STONE & WEBSTER PUERTO RICO, INC.

By:
Robert L. Belk
Vice President and Treasurer

GUARANTORS (continued):

LANDBANK PROPERTIES, L.L.C.

By:
T.A. Barfield, Jr.
Chief Executive Officer and Chairman

SHAW ENVIRONMENTAL LIABILITY SOLUTIONS, L.L.C.

By:

T.A. Barfield, Jr.
Chairman and Chief Executive Officer

THE LANDBANK GROUP, INC.

By:

T.A. Barfield, Jr.
Chief Executive Officer

GUARANTORS (continued):

BENICIA NORTH GATEWAY II, L.L.C.
CHIMENTO WETLANDS, L.L.C.
HL NEWHALL II, L.L.C.
JERNEE MILL ROAD, L.L.C.
KATO ROAD II, L.L.C.
KIP I, L.L.C.
LANDBANK BAKER, L.L.C.
MILLSTONE RIVER WETLAND
          SERVICES, L.L.C.
NORWOOD VENTURE I, L.L.C.
OTAY MESA VENTURES II, L.L.C.
PLATTSBURG VENTURE, L.L.C.
RARITAN VENTURE I, L.L.C.
SHAW ALASKA, INC.
SHAW AMERICAS, L.L.C.
SHAW CALIFORNIA, L.L.C.
SHAW CMS, INC.
SHAW MEXICO, L.L.C.
SHAW REMEDIATION SERVICES, L.L.C.

By:
T.A. Barfield, Jr.
President

INTEGRATED SITE SOLUTIONS, L.L.C. by its sole member, Shaw Environmental & Infrastructure, Inc.
By:
Robert L. Belk
Executive Vice President and Treasurer

GUARANTORS (continued):

NUCLEAR TECHNOLOGY SOLUTIONS,
L.L.C.
by its sole member,
S C WOODS, L.L.C.
by its sole member,
Stone & Webster, Inc.

By:
Robert L. Belk
Executive Vice President and Treasurer

SELS ADMINISTRATIVE SERVICES, L.L.C. by its sole member,
Shaw Environmental Liability Solutions, L.L.C.

By:

T.A. Barfield
Chairman and Chief Executive Officer

SHAW ENERGY SERVICES, INC.

By:

David Cedro
President and Treasurer

AGENT:

BNP PARIBAS, as Agent

By:
Name:
Title:

EXHIBIT 2.21
FORM OF LENDER ADDENDUM
LENDER ADDENDUM
     Reference is made to the Credit Agreement April 25, 2005 (as amended, modified, renewed or extended from time to time, the “Credit Agreement”) among The Shaw Group Inc., a Louisiana corporation (the “Borrower”), the lenders party thereto and BNP Paribas, as Agent for the Lenders and as an Issuer. Terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Credit Agreement.
     Upon execution and delivery of this Lender Addendum by the parties hereto as provided in Section 2.21 and Section 15.17 of the Credit Agreement, the undersigned (i) to the extent not already a Lender, hereby becomes a Lender under the Credit Agreement and (ii) shall have the Commitments set forth opposite it signature below, effective as of the date of acceptance specified below. To the extent that the undersigned is already a Lender under the Credit Agreement, the Commitments on this Lender Addendum shall supersede its previous Commitments under the Credit Agreement.
     This Lender Addendum shall be construed in accordance with and governed by the law of the State of New York. This Lender Addendum may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page hereof by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.
     IN WITNESS WHEREOF, the parties hereto have caused this Lender Addendum to be duly executed and delivered by their proper and duly authorized officers as of this ___ day of                     , 20___.

Commitments:	[NAME OF LENDER]

By:
Name:
Title:

Accepted and agreed this ___ day of                     , 20___:
THE SHAW GROUP INC.

By:
Name:
Title:

BNP PARIBAS,
as Agent

By:

Name:
Title:

2